UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2009

UNISOURCE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

(An Arizona Corporation)	1-13739	86-0786732
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Church Avenue, Suite 100 Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 571-4000

(Former name or former address if changed since last report.)

TUCSON ELECTRIC POWER COMPANY
(Exact name of registrant as specified in its charter)

(An Arizona Corporation)	1-5924	86-0062700
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Church Avenue, Suite 100 Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 571-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
UniSource Energy Corporation is making presentations to investors and analysts from April 13 — April 16, 2009. UniSource Energy made the same presentation to investors and analysts on March 24, 2009 and furnished that presentation with the Securities and Exchange Commission in an 8-K dated March 23, 2009. The presentation will be available at http://ir.uns.com/presentations.cfm, beginning on April 13, 2009. The presentation is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1 UniSource Energy Corporation Presentation to Investors and Analysts dated April 13 — April 16, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2009	UNISOURCE ENERGY CORPORATION (Registrant)
/s/ Kevin P. Larson
Senior Vice President and Principal
Financial Officer

Date: April 13, 2009	TUCSON ELECTRIC POWER COMPANY (Registrant)
/s/ Kevin P. Larson
Senior Vice President and Principal
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	UniSource Energy Corporation Presentation to Investors and Analysts dated April 13 — April 16, 2009.